UNITED STATES
SECURITIES A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant:	☒
Filed by a Party other than the Registrant:	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Kronos Worldwide, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0‑11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice Regarding the Internet Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 18, 2022

5430 LBJ Freeway, Suite 350, Dallas, Texas 75240-2620

KRONOS WORLDWIDE, INC.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice of Annual Meeting and Proxy Statement and 2021 Annual Report to Stockholders are available at:
http://www.viewproxy.com/KronosWorldwide/2022.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2022 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of Kronos Worldwide:
Notice is hereby given that the  Annual Meeting of Stockholders of Kronos Worldwide, Inc. will be held on May 18, 2022 at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas,Texas 75240-2620 for the following purposes:

1.	Director Nominees:

01 – Loretta J. Feehan	02 – Robert D. Graham	03 – John E. Harper	04 – Meredith W. Mendes
05 – Cecil H. Moore, Jr.	06 – Thomas P. Stafford	07 – R. Gerald Turner

2.	Nonbinding advisory vote approving executive compensation.

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board recommends a vote FOR all nominees listed and FOR Proposal 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET	To view your proxy materials online, go to http://www.viewproxy.com/KronosWorldwide/2022. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE	877-777-2857 TOLL FREE

E-MAIL
requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.

KRONOS WORLDWIDE, INC.
5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2620

The following proxy materials are available to you to review at:
http://www.viewproxy.com/KronosWorldwide/2022
• 2021 Annual Report
• Notice of Annual Meeting and Proxy Statement

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on May 17, 2022.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free
or
By logging onto http://www.viewproxy.com/KronosWorldwide/2022
or
By email at: requests@viewproxy.com

Please include the company name and your control number in the e-mail subject line.